UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 9, 2007
QUESTCOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

California	001-14758	33-0476164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3260 Whipple Road Union City, California	94587

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Promotion of David Medeiros and George Stuart
On February 9, 2007, the Board of Directors (the “Board”) of Questcor Pharmaceuticals, Inc. (the “Company), based on the recommendation of the Company’s Compensation Committee, promoted David Medeiros to the position of Senior Vice President, Pharmaceutical Operations, and George Stuart to the position of Senior Vice President, Finance and Chief Financial Officer.
Determination of 2007 Base Salaries and 2006 Cash Bonuses for Executive Officers
On February 9, 2007, the Board, based on the recommendation of the Company’s Compensation Committee, approved the 2007 annual base salaries and 2006 cash bonuses for certain of the Company’s executive officers. The 2007 base salaries and 2006 cash bonuses were determined based on the executive officer’s level of satisfaction of the management performance objectives established and tailored for such executive officer by the Company’s Compensation Committee for the Company’s 2006 fiscal year. Steven Halladay, the Company’s Senior Vice President of Clinical and Regulatory Affairs, was not provided a bonus or increase in salary due to the fact that he started employment with the Company in October 2006. Additionally, Eric Liebler, the Company’s Senior Vice President of Strategic Planning and Communications, was provided a pro-rated bonus for 2006, since he started employment with the Company in August 2006. The table below sets forth the 2007 annual base salary levels for, and 2006 cash bonuses awarded to, the following executive officers:

Name	Title	2006 Bonus	2007 Salary
James L. Fares	President and Chief Executive Officer	$ 118,125	$ 350,000

Stephen L. Cartt	Executive Vice President, Commercial Development	$ 61,680	$ 274,990

George M. Stuart	Senior Vice President, Finance and Chief Financial Officer	$ 52,440	$ 246,240

Eric J. Liebler	Senior Vice President, Strategic Planning and Communications	$ 30,000	$ 255,000

David J. Medeiros	Senior Vice President, Pharmaceutical Operations	$ 70,000	$ 242,000

Craig C. Chambliss	Vice President, Sales and Marketing	$ 30,000	$ 234,600
Grant of Options to Executive Officers
On February 9, 2007, the Board, based on the recommendation of the Company’s Compensation Committee, approved the grant of options to purchase the Company’s common stock to certain of the Company’s executive officers. Steven Halladay, the Company’s Senior Vice President of Clinical and Regulatory Affairs, was not granted a stock option due to the fact that he started employment with the Company in October 2006. The table below sets forth the stock option grants approved by the Board:

Name	Title	No. of Options

James L. Fares	President and Chief Executive Officer	400,000

Stephen L. Cartt	Executive Vice President, Commercial Development	120,000

George M. Stuart	Senior Vice President, Finance and Chief Financial Officer	140,000

Eric J. Liebler	Senior Vice President, Strategic Planning and Communications	60,000

David J. Medeiros	Senior Vice President, Pharmaceutical Operations	140,000

Craig C. Chambliss	Vice President, Sales and Marketing	75,000
Amendments to Change of Control Agreements
On February 9, 2007, the Board determined that the Change of Control Agreement between the Company and Mr. Fares should be amended to provide that in the event a change of control occurs and Mr. Fares’ employment with the Company is terminated involuntarily other than for cause (as defined in the agreement) in connection with, or within twelve months of, the change of control, one hundred percent (100%) of Mr. Fares’ stock options under any plan of the Company that are then unvested and outstanding shall become vested and exercisable and Mr. Fares shall be entitled to receive severance compensation equal to the sum of (i) an amount equal to the product of his minimum annual base salary in effect as of the date of termination multiplied by the number two (2), plus (ii) an amount equal to the product of his target bonus as established by the Board or its Compensation Committee for the year during which the termination takes place multiplied by the number two (2). The foregoing description of the Amendment to Mr. Fares’ Change of Control Agreement is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
In addition, the Board determined that the Change of Control Agreements between the Company and each of Messrs. Cartt, Liebler, Stuart and Chambliss, should be amended to provide that in the event a change of control occurs and the Executive Officer’s employment with the Company is terminated involuntarily other than for cause (as defined in the agreement) in connection with, or within twelve months of, the change of control, one hundred percent (100%) of such Executive Officer’s stock options under any plan of the Company that are then unvested and outstanding shall become vested and exercisable and such Executive Officer shall be entitled to receive severance compensation equal to the sum of (i) an amount equal to the product of his minimum annual base salary in effect as of the date of termination multiplied by the number one (1), plus (ii) an amount equal to the product of his target bonus as established by the Board or its Compensation Committee for the year during which the termination takes place multiplied by the number one (1). The foregoing description of each of the Executive Officer’s Amendment to Change of Control Agreement is qualified in its entirety by reference to the full text of the Amendment, which are attached hereto as Exhibits 10.2 through 10.5 and are incorporated herein by reference.
The Board also determined that the Change of Control Agreement between the Company and Mr. Halladay should be amended to provide that in the event a change of control occurs and such Executive Officer’s employment with the Company is terminated involuntarily other than for cause (as defined in the agreement) in connection with, or within twelve months of, the change of control, such Executive Officer shall be entitled to receive severance compensation equal to the sum of (i) an amount equal to the product of his minimum annual base salary in effect as of the date of termination multiplied by the number one (1), plus (ii) an amount equal to the product of his target bonus as established by the Board or its Compensation Committee for the year during which the termination takes place multiplied by the number one (1). The foregoing description of the Amendment to Mr. Halladay’s Change of Control Agreement is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.
On February 13, 2007, the Company entered into a Change of Control Agreement with Mr. Medeiros. The Agreement provides that in the event a change of control occurs and such Executive Officer’s employment with the Company is terminated involuntarily other than for cause (as defined in the agreement) in connection with, or within twelve months of, the change of control, such Executive Officer shall be entitled to receive severance compensation equal to the sum of (i) an amount equal to the product of his minimum annual base salary in effect as of the date of termination multiplied by the number one (1), plus (ii) an amount equal to the product of his target bonus as established by the Board or its Compensation Committee for the year during which the termination takes place multiplied by the number one (1). The foregoing description of Mr. Medeiros’ Change of Control Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c)      Exhibits.

Exhibit No.	Exhibit Description
10.1	Amended Change of Control Letter Agreement between the Company and James L. Fares dated February 13, 2007

10.2	Amended Change of Control Letter Agreement between the Company and Stephen L. Cartt dated February 13, 2007

10.3	Amended Change of Control Letter Agreement between the Company and Eric J. Liebler dated February 13, 2007

10.4	Amended Change of Control Letter Agreement between the Company and George M. Stuart dated February 13, 2007

10.5	Amended Change of Control Letter Agreement between the Company and Craig C. Chambliss dated February 13, 2007

10.6	Amended Change of Control Letter Agreement between the Company and Steven Halladay dated February 13, 2007

10.7	Change of Control Letter Agreement between the Company and David J. Medeiros dated February 13, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Questcor Pharmaceuticals, Inc.

Date: February 15, 2007	By:	/s/ James L. Fares

James L. Fares President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Amended Change of Control Letter Agreement between the Company and James L. Fares dated February 13, 2007

10.2	Amended Change of Control Letter Agreement between the Company and Stephen L. Cartt dated February 13, 2007

10.3	Amended Change of Control Letter Agreement between the Company and Eric J. Liebler dated February 13, 2007

10.4	Amended Change of Control Letter Agreement between the Company and George M. Stuart dated February 13, 2007

10.5	Amended Change of Control Letter Agreement between the Company and Craig C. Chambliss dated February 13, 2007

10.6	Amended Change of Control Letter Agreement between the Company and Steven Halladay dated February 13, 2007

10.7	Change of Control Letter Agreement between the Company and David J. Medeiros dated February 13, 2007